Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ARAMARK Corporation (the “Company”) on Form 10-K for the fiscal year ended October 3, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, L. Frederick Sutherland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2008

/s/ L. FREDERICK SUTHERLAND
L. Frederick Sutherland Executive Vice President and Chief Financial Officer